UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2022

INNOVATIVE SOLUTIONS AND SUPPORT, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	0-31157	23-2507402
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

720 Pennsylvania Drive

Exton, Pennsylvania 19341

(Address of principal executive offices) (Zip Code)

(610) 646-9800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ISSC	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.           ☐

Item 5.02          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Relland M. Winand has notified the Board of Directors of Innovative Solutions and Support, Inc. (the “Company”) of his intention to retire as Chief Financial Officer of the Company. Mr. Winand’s intention to retire is not the result of any dispute or disagreement with the Company or the Company’s Board of Directors on any matter relating to the operation, policies, or practices of the Company.

On May 18, 2022, the Company entered into a retention agreement with Mr. Winand. The retention agreement is intended to encourage Mr. Winand’s continued service to the Company during the pendency of a search for the Company’s next Chief Financial Officer and was approved by the Compensation Committee of the Company’s Board of Directors.

The agreement provides for a retention bonus that is scheduled to vest and become payable upon the earlier of (i) the Company successfully hiring its next Chief Financial Officer and (ii) December 30, 2022, subject to Mr. Winand’s continuous employment with the Company through the vesting date. The amount of the retention bonus is $100,000. In the event Mr. Winand’s employment is terminated for any reason prior to the vesting date, Mr. Winand will automatically forfeit the retention bonus.

The foregoing description of the retention agreement with Mr. Winand does not purport to be complete and is qualified in its entirety by reference to the full text of the retention agreement attached hereto as Exhibit 10.1, which is incorporated herein by reference.

Item 9.01          Financial Statements and Exhibits.

Exhibit 10.1	Retention Agreement, dated May 18, 2022, between Relland M. Winand and Innovative Solutions and Support, Inc.

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INNOVATIVE SOLUTIONS AND SUPPORT, INC.

Date: May 18, 2022	By:	/s/ Relland M. Winand
Relland M. Winand
Chief Financial Officer